                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR/A


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00802
                                  ---------------------------------------------

                        MAIRS AND POWER GROWTH FUND, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              332 MINNESOTA STREET, SUITE W1520, ST. PAUL, MN 55101
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

         WILLIAM B. FRELS,PRESIDENT, 332 MINNESOTA STREET, SUITE W1520,
                               ST. PAUL, MN 55101
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 651-222-8478
                                                   ----------------------------

Date of fiscal year end:  12/31/2004
                        --------------------------
Date of reporting period: 12/31/2004
                         -------------------------------------

Item 1.       Report to Stockholders

MAIRS AND POWER
GROWTH FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2004


W1520 FIRST NATIONAL BANK BUILDING
332 MINNESOTA STREET
ST. PAUL, MINNESOTA 55101

                                                               February 18, 2005

TO OUR SHAREHOLDERS:


FOURTH QUARTER RESULTS

The Growth Fund fully participated in the market strength that occurred during the final two months of the year as investor concerns seemed to evaporate in response to such factors as a decisive election outcome, a reasonably strong economy, more stable energy prices and the absence of any acts of domestic terrorism. The Fund produced a relatively strong 10.2% total investment return for the quarter after considering the reinvestment of dividends and capital gain distributions compared to lesser respective returns of 7.6% and 9.2% for the Dow Jones Industrial Average and Standard & Poor's 500 Stock Index. The Fund also did slightly better than an average return of 10.0% for a peer group universe of 790 multi-cap core funds as measured by Lipper.

The economy continued to perform very well in the fourth quarter with recently reported Gross Domestic Product (GDP) figures showing a real growth of 3.1% (preliminary basis). While this rate of growth was considered by some to be disappointing, it should be noted that final demand was quite strong with overall GDP growth being penalized by a wider than expected trade deficit. Consumer spending continued to grow at a solid 4.6% rate despite high energy costs. Business spending for equipment and software rose at a brisk 14.9% rate. Reflecting reasonably strong top-line growth and the absence of any significant cost pressures, operating corporate profits are believed to have increased at close to a 20% annual rate in the fourth quarter.

Despite continued tightening by the Federal Reserve, longer term interest rates remained fairly steady with the ten year U. S. Treasury closing out the year at around 4.2%. The flattening yield curve is believed to be more a reflection of a strong foreign demand for U. S. debt instruments as a consequence of the burgeoning trade deficit than a lack of confidence in the future direction of the economy.

The strong finish in the stock market was thought to be directly related to a number of factors including an improvement in the level of consumer sentiment, favorable earnings comparisons and a historically low level of interest rates. As might be expected, consumer cyclicals (hotels, restaurants and leisure, retail trade and textiles and apparel) and technology (computers and software, office equipment and semiconductors) were among the better performing sectors while more defensive areas such as consumer staples, health care and financials performed less well. Among individual stock holdings in the Fund, MTS Systems (+59.1%), ADC Telecommunications (+48.1%) and SurModics (+36.7%) did the best while Pfizer (-12.1%), Medtronic (-4.3%) and Merck (-2.6%) performed the worst.

2004 IN REVIEW

Thanks to a strong fourth quarter, the Fund turned in a surprisingly good year in terms of both absolute and relative performance. The Fund produced a total investment return of 18.0% compared to lesser comparable benchmark returns of 5.3% for the DJIA and 10.9% for the S & P 500 Stock Index. Among other comparable funds, the Lipper universe of 722 multicap core funds showed an average return of 11.1%.

Responding to rather stimulative fiscal and monetary policies, the economy continued to perform very well during 2004 showing a 4.4% rate of real GDP growth. This represented the best rate of improvement since 1999. While consumer spending showed steady growth, business spending was clearly a driving force reflecting a past level of under-spending and the continuing need to reduce costs in order to remain competitive. Corporate profits on an operating basis are believed to have risen by more than 20% to near record levels as a percentage of GDP.

One of the major surprises of 2004 was the stability shown by longer term interest rates in the face of a strong economy and a somewhat less accommodative Fed policy resulting in rising short-term rates. The absence of upward pressure at the longer end of the curve is thought to have been a direct result of strong foreign demand for dollar denominated debt, resulting from the increasing trade deficit along with the fact that the "core" rate of inflation has remained relatively stable at an annual rate of less than 2%.

OUTLOOK FOR 2005

We believe the economic outlook for the coming year remains relatively constructive with overall GDP growth expected in the 3-4% range. Steady job creation and a fairly low unemployment rate should keep consumer spending moving in an upward trend. The above average growth in business spending experienced during recent periods seems likely to continue as long as final demand continues to grow and incremental profitability remains high. Corporate profit growth is also expected to continue although the rate of expansion may slip to a more normal high "single digit" rate given a somewhat slower rate of overall growth and the current historically high level of profitability. While the trade deficit will likely remain high given continuing economic strength and a growing dependence on foreign energy, the recent weakness in the dollar should stimulate export activity and may prevent the total short-fall from getting any worse.

While Federal Reserve policy remains accommodative, further increases in short-term interest rates seem likely to have some eventual effect on the level of economic activity. Longer term rates should also work their way higher if the economy continues to grow and inflation becomes more of an issue. The disconnect we have witnessed in recent months between short and long rates could change rather quickly if foreign demand for dollar denominated debt were to change for any reason.

With corporate profits likely to continue growing at a respectable rate and the level of interest rates still historically low, the outlook for the stock market seems positive. Because the growth in stock prices has generally lagged the growth in corporate profits during recent periods, valuation levels remain reasonable based on the S & P 500 Stock Index selling at about 17 times estimated 2005 earnings.


                                                                William B. Frels
                                                                       President

PERFORMANCE INFORMATION

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MAIRS AND POWER GROWTH FUND, INC. (THE FUND), THE S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
(CPI) FROM 12-31-94 TO 12-31-04 (UNAUDITED)

DOLLARS IN THOUSANDS
YEAR ENDED DECEMBER 31

                                     1994     1995    1996   1997     1998    1999     2000    2001     2002    2003    2004
Mairs and Power Growth Fund            10       15      19     24       27      28       36      38       35      44      52

S & P 500                              10       14      17     23       29      35       32      28       22      28      31

CPI                                    10       10      11     11       11      11       12      12       12      12      13

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)

                                          1 YEAR                5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------
Mairs and Power Growth Fund               18.0%                  13.0%                 18.0%

PAST INVESTMENT RESULTS DO NOT GUARANTEE FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PORTFOLIO DIVERSIFICATION (UNAUDITED)                    AS OF DECEMBER 31, 2004

The Fund's industry sector allocations may vary according to changes in the portfolio.

[CHART]

                         PERCENTAGE (%) OF
INDUSTRY SECTOR           TOTAL NET ASSETS
---------------          -----------------
Health Care                     18.0%
Financial                       16.1%
Capital Goods                   12.8%
Technology                      12.3%
Basic Industries                11.9%
Consumer Staple                 10.0%
Consumer Cyclical                7.9%
Diversified                      6.9%
Other *                          3.1%
Utilities                        1.0%
                               -----
                               100.0%
                               -----

* Represents short term investments plus other assets and liabilities (net).

TOP TEN PORTFOLIO HOLDINGS (UNAUDITED)                   AS OF DECEMBER 31, 2004

The Fund's top ten holdings may vary according to changes in the portfolio.

        TOP TEN HOLDINGS                        PERCENTAGE (%) OF TOTAL NET ASSETS
        -----------------                       ----------------------------------
        Wells Fargo & Company (WFC)                           4.8%
        Target Corporation (TGT)                              4.8%
        Medtronic, Inc. (MDT)                                 4.2%
        Pentair, Inc. (PNR)                                   4.1%
        3M Company (MMM)                                      4.0%
        TCF Financial Corporation (TCB)                       3.9%
        U.S. Bancorp (USB)                                    3.9%
        General Mills, Inc. (GIS)                             3.5%
        The Valspar Corporation (VAL)                         3.4%
        Donaldson Company, Inc. (DCI)                         3.4%
                                                             ----
                                                             40.0%
                                                             ----

STATEMENT OF NET ASSETS
DECEMBER 31, 2004

NUMBER OF                                                                                MARKET VALUE
  SHARES                                 SECURITY DESCRIPTION                             (NOTE 2a.)
----------        ----------------------------------------------------------------       -------------
                  COMMON STOCKS  96.9%

                  BASIC INDUSTRIES  11.9%
 2,000,000        Bemis Company, Inc.                                                    $  58,180,000
 1,870,000        Ecolab, Inc.                                                              65,693,100
 1,790,000        H. B. Fuller                                                              51,032,900
 1,410,000        The Valspar Corporation                                                   70,514,100
                                                                                         -------------
                                                                                           245,420,100

                  CAPITAL GOODS  12.8%
 2,150,000        Donaldson Company, Inc.                                                   70,047,000
 1,783,993        Graco Inc.                                                                66,632,138
 1,240,000        MTS Systems Corporation                                                   41,924,400
 1,920,000        Pentair, Inc.                                                             83,635,200
                                                                                         -------------
                                                                                           262,238,738

                  CONSUMER CYCLICAL  7.9%
 1,900,000        Target Corporation                                                        98,667,000
   787,600        The Toro Company                                                          64,071,260
                                                                                         -------------
                                                                                           162,738,260

                  CONSUMER STAPLE  10.0%
 1,440,000        General Mills, Inc.                                                       71,582,400
 1,870,000        Hormel Foods                                                              58,624,500
   153,984        Smucker (J. M.) Co.                                                        7,248,027
 1,960,000        SUPERVALU, Inc.                                                           67,659,200
                                                                                         -------------
                                                                                           205,114,127

                  DIVERSIFIED  6.9%
 1,600,000        General Electric Company                                                  58,400,000
 1,010,000        3M Company                                                                82,890,700
                                                                                         -------------
                                                                                           141,290,700

NUMBER OF                                                                                MARKET VALUE
  SHARES                                 SECURITY DESCRIPTION                             (NOTE 2a.)
----------        ----------------------------------------------------------------       -------------
                  COMMON STOCKS (CONTINUED)

                  FINANCIAL  16.1%
   490,000        Associated Banc-Corp.                                                  $  16,272,900
   230,000        Principal Financial Group, Inc.                                            9,416,200
 1,280,000        St. Paul Travelers Companies, Inc.                                        47,449,600
 2,500,000        TCF Financial Corporation                                                 80,350,000
 2,530,000        U.S. Bancorp                                                              79,239,600
 1,600,000        Wells Fargo & Company                                                     99,440,000
                                                                                         -------------
                                                                                           332,168,300

                  HEALTH CARE  18.0%
 1,530,000        Baxter International Inc.                                                 52,846,200
 1,010,000        Johnson & Johnson                                                         64,054,200
 1,730,000        Medtronic, Inc.                                                           85,929,100
   600,000        Merck & Co.                                                               19,284,000
 2,280,000        Pfizer Inc.                                                               61,309,200
 1,280,000        St. Jude Medical, Inc. *                                                  53,670,400
   470,000        SurModics, Inc. *                                                         15,279,700
   470,000        Techne Corp. *                                                            18,283,000
                                                                                         -------------
                                                                                           370,655,800

                  TECHNOLOGY  12.3%
 3,400,000        ADC Telecommunications Inc. *                                              9,112,000
 2,660,000        Ceridian *                                                                48,624,800
 1,200,000        Corning Inc. *                                                            14,124,000
 1,287,030        eFunds Corp. *                                                            30,901,590
   930,000        Emerson Electric Co.                                                      65,193,000
 1,510,000        Honeywell International Inc.                                              53,469,100
 1,380,000        Intel Corporation                                                         32,278,200
                                                                                         -------------
                                                                                           253,702,690

                  UTILITIES  1.0%
   500,000        Verizon Communications                                                    20,255,000
                                                                                         -------------

NUMBER OF                                                                                 MARKET VALUE
  SHARES                                 SECURITY DESCRIPTION                              (NOTE 2a.)
----------        ----------------------------------------------------------------      ---------------
                  COMMON STOCKS (CONTINUED)

                  TOTAL COMMON STOCKS  96.9%
                   (cost $1,382,405,929)                                                $ 1,993,583,715

                  SHORT-TERM INVESTMENTS  3.0%

10,752,853        Merrill Lynch Premier Institutional Fund                              $    10,752,853
51,584,456        First American Prime Obligations Fund, Class I                             51,584,456
                                                                                        ---------------

                  TOTAL SHORT-TERM INVESTMENTS  3.0%
                  (cost $62,337,309)                                                         62,337,309
                                                                                        ---------------

                  TOTAL INVESTMENTS  99.9%                                              $ 2,055,921,024
                  (cost $1,444,743,238)

                  OTHER ASSETS AND LIABILITIES (NET)  0.1%                                    2,289,002
                                                                                        ---------------

                  NET ASSETS:
                  Capital stock                                                         $       292,654
                  Additional paid-in capital                                              1,446,523,616
                  Undistributed net investment income                                           159,661
                  Accumulated net realized gain on investments                                   56,309
                  Net unrealized appreciation of investments                                611,177,786

                  TOTAL NET ASSETS  100%
                  (Net assets equal to $70.33 per share on 29,265,403 shares
                  outstanding)                                                          $ 2,058,210,026
                                                                                        ===============

                  CAPITAL STOCK (par value $0.01 a share)
                  Shares authorized                                                         100,000,000
                                                                                        ===============

* Non-income-producing

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME

Income:
     Dividends                                                             $   30,313,022
     Other income                                                                     629
                                                                           --------------
   TOTAL INCOME                                                                               $    30,313,651

Expenses:
     Investment management fees (NOTE 5)                                        9,789,187
     Administrative fees (NOTE 5)                                                 885,033
     Transfer agent fees                                                          680,911
     Custodian fees                                                               336,663
     Directors compensation (NOTE 5)                                              136,800
     Legal and audit fees                                                          56,822
     Other fees and expenses                                                       48,577
                                                                           --------------
   TOTAL EXPENSES                                                                                  11,933,993
                                                                                              ---------------
   NET INVESTMENT INCOME                                                                           18,379,658

REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS (NOTE 4)
     Net realized gain on investments sold                                     23,481,915
     Net change in unrealized appreciation of investments                     242,116,495
                                                                           --------------
   NET GAIN ON INVESTMENTS                                                                        265,598,410
                                                                                              ---------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS                                                 $   283,978,068
                                                                                              ===============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED DECEMBER 31
                                                                          2004               2003
                                                                     ---------------    ---------------
OPERATIONS
   Net investment income                                             $    18,379,658    $    10,842,796
   Net realized gain on investments sold                                  23,481,915         16,156,556
   Net change in unrealized appreciation of investments                  242,116,495        224,446,201
                                                                     ---------------    ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               283,978,068        251,445,553

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                 (18,380,397)       (10,700,102)
   Net short-term gain distributed as ordinary income                       (861,415)                 -
   Net realized gain                                                     (22,683,791)       (16,194,253)
                                                                     ---------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (41,925,603)       (26,894,355)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                             581,743,498        286,487,193
   Reinvestment of distributions from net investment income and
     net realized gains                                                   38,442,267         24,849,409
   Cost of shares redeemed                                              (111,791,335)       (78,426,608)
                                                                     ---------------    ---------------
INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                   508,394,430        232,909,994
                                                                     ---------------    ---------------

TOTAL INCREASE IN NET ASSETS                                             750,446,895        457,461,192

NET ASSETS
   Beginning of year                                                   1,307,763,131        850,301,939
                                                                     ---------------    ---------------
   End of year (including undistributed net investment income of
     $159,661 and $222,023, respectively)                            $ 2,058,210,026    $ 1,307,763,131
                                                                     ===============    ===============
CHANGES IN CAPITAL STOCK
   Shares sold                                                             8,961,142          5,263,298
   Shares issued for reinvested distributions                                553,830            414,833
   Shares redeemed                                                        (1,722,353)        (1,468,601)
                                                                     ---------------    ---------------

NET INCREASE IN SHARES                                                     7,792,619          4,209,530
                                                                     ===============    ===============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 1  --     The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified holding of common stocks which appear to offer possibilities for long-term appreciation.

Note 2  --     Significant accounting polices of the Fund are as follows:

                  (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund's Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions. As of December 31, 2004, no securities in the Fund were valued using this method.

                  (b) Security transactions are recorded on the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

                  (c) The Fund is a "regulated investment company" as defined in
                      Subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all excise and income taxes.

                  (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 3  --     Purchases and sales of investment securities, excluding
               short-term securities, during the year ended December 31, 2004, aggregated $505,323,967 and $45,877,979, respectively.

Note 4  --     Net unrealized appreciation on investments for federal income tax purposes aggregated to $611,177,786, of which $638,320,871 related to appreciated investment securities and $27,143,085 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $1,444,743,238.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The following reclassifications were made during the year ended December 31, 2004:

                              UNDISTRIBUTED                       ACCUMULATED NET REALIZED GAIN
                          NET INVESTMENT INCOME                           ON INVESTMENTS
                          ---------------------                   -----------------------------
                                $ (61,623)                                  $ 61,623

               The characterization of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

               The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                            2004                      2003
                                                            ----                      ----
                   Distributions paid from:
                     Ordinary income                    $ 19,241,812              $ 10,700,102
                     Long-term capital gains              22,683,791                16,194,253
                                                        ------------              ------------
                                                        $ 41,925,603              $ 26,894,355
                                                        ============              ============

               At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                   Undistributed ordinary income                                  $     159,661
                   Undistributed long-term capital gains                                 56,309
                   Unrealized appreciation                                          611,177,786
                                                                                  -------------
                   Accumulated earnings                                           $ 611,393,756
                                                                                  =============

Note 5  --     The investment management fees were paid to Mairs and Power, Inc.
               pursuant to an advisory agreement approved by the Directors of the Fund. The investment management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets. At December 31, 2004, the amount payable by the Fund to Mairs and Power, Inc. for investment management fees was $1,005,396.

               Administrative fees include certain fund administration expenses such as general fund management, assistance with regulatory compliance, coordination of accounting and tax reporting. In 2004, Mairs and Power, Inc. was paid $101,953 for administrative services.

               The owners of Mairs and Power, Inc. include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund. The interested director, who is not a principal officer, received $34,200 in compensation directly from the Fund in 2004.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED 12/31
                                            2004             2003             2002             2001             2000
                                        ------------     ------------     ------------     ------------     ------------
PER SHARE (1)
Net asset value, beginning of year      $      60.90     $      49.26     $      54.36     $      53.41     $      46.46

Investment operations:
   Net investment income                        0.68             0.54             0.45             0.51             0.54

   Net realized and unrealized gains
   (losses) on investments                     10.25            12.40            (4.86)            2.95            11.78
                                        ------------     ------------     ------------     ------------     ------------
TOTAL FROM INVESTMENT OPERATIONS               10.93            12.94            (4.41)            3.46            12.32

Less distributions:
   Dividends (from net
   investment income)                          (0.68)           (0.53)           (0.45)           (0.51)           (0.55)

   Distributions (from capital gains)          (0.82)           (0.77)           (0.24)           (2.00)           (4.82)
                                        ------------     ------------     ------------     ------------     ------------
TOTAL DISTRIBUTIONS                            (1.50)           (1.30)           (0.69)           (2.51)           (5.37)
                                        ------------     ------------     ------------     ------------     ------------

NET ASSET VALUE, END OF YEAR            $      70.33     $      60.90     $      49.26     $      54.36     $      53.41
                                        ============     ============     ============     ============     ============

TOTAL INVESTMENT RETURN                         18.0%            26.3%            (8.1)%            6.5%            26.5%
                                        ============     ============     ============     ============     ============

NET ASSETS, END OF YEAR
(000S OMITTED)                          $  2,058,210     $  1,307,763     $    850,302     $    679,027     $    581,668

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses
   to average net assets                        0.73%            0.75%            0.78%            0.76%            0.78%

   Ratio of net investment income
   to average net assets                        1.12%            1.05%            0.93%            0.97%            1.06%

   Portfolio turnover rate                      2.87%            2.41%            1.25%            7.91%           15.34%

(1) All per share amounts for 2000 and 2001 have been adjusted to give effect to a two-for-one stock split, which was paid on October 10, 2001.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of net assets of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2004, and the related statement of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
January 19, 2005

FUND EXPENSES (UNAUDITED)

As a shareholder of the Mairs and Power Growth Fund, Inc., you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports fund expenses during the reporting period (July 1, 2004 through December 31, 2004) and includes the costs associated with a $1,000 investment based on the Fund's (1) actual expenses and return for the period and (2) actual expenses and an assumed return of 5% per year before expenses. You may use the information in the first line to estimate the expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below for a $1,000 investment. The second line is intended to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


                             BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID       ANNUALIZED
                              VALUE 07/01/2004     VALUE 12/31/2004     DURING PERIOD      EXPENSE RATIO
                             -----------------     ----------------     -------------      -------------
Actual 6.98% return               $ 1,000             $ 1,069.79           $ 3.80              0.73%

Hypothetical assumed 5%
return                            $ 1,000             $ 1,021.46           $ 3.71              0.73%



The Fund's expenses are equal to the Fund's annualized expense ratio of 0.73%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days) divided by 366 days.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information (SAI); (ii) on the Fund's website at http://www.mairsandpower.com (click on the 'Fund Reports' page to access the SAI); and (iii) on the Commission's website at http://www.sec.gov (access Form N-1A).

DISCLOSURE OF PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files Form N-Q for quarters ending March 31 and September 30 with the Securities and Exchange Commission (the Commission). Form N-Q includes a complete schedule of portfolio holdings and is filed with the Commission no later than 60 days after the close of the first and third quarters of each fiscal year. Portfolio holdings are available by mail or on the Fund's website no earlier than the date on which the Fund files its Form N-Q with the Commission.

To view Fund portfolio holdings on the Fund's website, visit http://www.mairsandpower.com and click on the "Fund Reports" page to access the current quarter's report. You may also obtain a copy of the Fund's latest quarterly report without charge by calling our Customer Service at 1-800-304-7404.

The Fund's Form N-Q is available on the Commission's website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by called 1-800-SEC-0330.

ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

A special meeting of the Fund's shareholders was held on July 12, 2004. The number of outstanding shares of common stock on the record date, May 17, 2004, for the Fund was 24,168,571. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, and the number of abstentions with respect to such matters, are set forth below.

                (a) The Fund's shareholders elected the following directors:

                                DIRECTOR'S NAME                 VOTES FOR           VOTES WITHHELD
                                ---------------                 ---------           --------------
                     Norbert J. Conzemius                       12,951,398             216,812
                     Charlton Dietz                             12,924,761             243,449
                     William B. Frels                           12,936,685             231,524
                     Charles M. Osborne                         12,952,868             215,341
                     Edward C. Stringer                         12,908,362             259,847

                (b) The Fund's shareholders approved a proposal to amend the
                    Articles of Incorporation to increase the total number of authorized shares from 25,000,000 to 100,000,000. The following votes cast regarding this matter were:

                            VOTES FOR                  VOTES AGAINST              ABSTENTIONS
                            ---------                  -------------              -----------
                            12,086,816                    554,818                   526,675

                (c) The Fund's shareholders approved an amended and restated
                    Agreement for Investment Counsel Service. The following votes cast regarding this matter were:

                             VOTES FOR                 VOTES AGAINST               ABSTENTIONS
                             ---------                 -------------               -----------
                            12,334,214                    283,552                    550,443

                (d) The Fund's shareholders ratified the selection by the Fund's
                    Board of Directors of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year-end, December 31, 2004. The following votes cast regarding this matter were:

                            VOTES FOR                 VOTES AGAINST               ABSTENTIONS
                            ---------                 -------------               -----------
                            12,734,470                   189,870                    243,869

                (e) There were no other matters voted on or discussed.

SUMMARY OF FINANCIAL INFORMATION (UNAUDITED)

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                           PER SHARE
                                                     ---------------------------------------------------------
                                                                    DISTRIBU-                     PERFORMANCE
                                                                    TIONS OF       DIVIDENDS         OF AN
                                                                    REALIZED        FROM NET        ASSUMED
                     SHARES                          NET ASSET     SECURITIES      INVESTMENT    INVESTMENT OF
    DATES          OUTSTANDING   TOTAL NET ASSETS      VALUE          GAINS          INCOME         $10,000*
-------------      -----------   ----------------    ---------    -------------    ----------    -------------
Dec. 31, 1980       1,681,764     $    14,540,014     $  8.65             -          $ 0.28        $  11,611
Dec. 31, 1981       1,723,356     $    13,148,158     $  7.63        $ 0.37          $ 0.30        $  11,171
Dec. 31, 1982       1,701,884     $    16,784,217     $  9.86        $ 0.29          $ 0.25        $  15,546
Dec. 31, 1983       1,763,184     $    18,972,177     $ 10.76        $ 0.35          $ 0.24        $  17,996
Dec. 31, 1984       1,744,138     $    17,304,204     $  9.92        $ 0.38          $ 0.23        $  17,632
Dec. 31, 1985       1,713,476     $    21,553,457     $ 12.58        $ 0.43          $ 0.23        $  23,763
Dec. 31, 1986       1,787,700     $    22,235,453     $ 12.44        $ 1.37          $ 0.20        $  26,505
Dec. 31, 1987       1,828,278     $    19,816,097     $ 10.84        $ 1.15          $ 0.24        $  25,887
Dec. 31, 1988       1,858,078     $    20,630,251     $ 11.11        $ 0.61          $ 0.21        $  28,471
Dec. 31, 1989       1,733,168     $    22,630,081     $ 13.06        $ 0.92          $ 0.22        $  36,462
Dec. 31, 1990       1,734,864     $    22,501,587     $ 12.97        $ 0.35          $ 0.21        $  37,780
Dec. 31, 1991       1,808,046     $    31,440,529     $ 17.39        $ 0.79          $ 0.20        $  53,695
Dec. 31, 1992       1,913,628     $    34,363,306     $ 17.96        $ 0.58          $ 0.20        $  57,905
Dec. 31, 1993       2,012,570     $    39,081,010     $ 19.42        $ 0.61          $ 0.22        $  65,350
Dec. 31, 1994       2,128,038     $    41,889,850     $ 19.69        $ 0.49          $ 0.33        $  69,031
Dec. 31, 1995       2,490,650     $    70,536,880     $ 28.32        $ 0.76          $ 0.28        $ 103,075
Dec. 31, 1996       4,322,492     $   150,161,759     $ 34.74        $ 0.70          $ 0.36        $ 130,291
Dec. 31, 1997       9,521,030     $   412,590,619     $ 43.34        $ 0.96          $ 0.39        $ 167,619
Dec. 31, 1998      12,525,664     $   580,460,523     $ 46.34        $ 0.68          $ 0.36        $ 183,323
Dec. 31, 1999      11,771,794     $   546,836,085     $ 46.46        $ 2.74          $ 0.47        $ 196,452
Dec. 31, 2000      10,891,038     $   581,668,419     $ 53.41        $ 4.82          $ 0.55        $ 248,474
Dec. 31, 2001      12,490,964     $   679,026,689     $ 54.36        $ 2.00          $ 0.51        $ 264,563
Dec. 31, 2002      17,263,254     $   850,301,939     $ 49.26        $ 0.24          $ 0.45        $ 243,074
Dec. 31, 2003      21,472,784     $ 1,307,763,131     $ 60.90        $ 0.77          $ 0.53        $ 307,066
Dec. 31, 2004      29,265,403     $ 2,058,210,026     $ 70.33        $ 0.82          $ 0.68        $ 362,317

       *ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1980.

    No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

 This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 2004)
                                 ARE AS FOLLOWS:

                             1 YEAR:     +18.0%
                            5 YEARS:     +13.0%
                           10 YEARS:     +18.0%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
  PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
           PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Mairs and Power Growth Fund, Inc. (the Fund) is set forth below. The statement of additional information (SAI) includes additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-304-7404, or it can be downloaded from our website at www.mairsandpower.com.

                           POSITION(S)                                               NUMBER OF
                           HELD WITH THE                                             PORTFOLIOS IN  OTHER
                           FUND AND                                                  FUND COMPLEX   DIRECTORSHIPS
                           LENGTH OF TIME  PRINCIPAL OCCUPATION(S) DURING PAST FIVE  OVERSEEN BY    HELD BY
NAME (AGE) AND ADDRESS(1)  SERVED(2)       YEARS                                     DIRECTOR       TRUSTEE
-----------------------------------------------------------------------------------------------------------------
                                 INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (65)      President       -   President of the Investment                 2            N/A
                           since June          Adviser (2002 to present).
                           2004;           -   Treasurer of the Investment
                           Director            Adviser (1996 to present).
                           since 1992      -   Vice President of the
                                               Investment Adviser (1994 to
                                               2002).

                              INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (56)         Vice            -   Vice President and Secretary               N/A           N/A
                           President           of the Investment Adviser.
                           since 1994

Jon A. Theobald (59)       Secretary       -   Executive Vice President and               N/A           N/A
                           since 2003          Chief Administrative Officer
                                               of the Investment Adviser
                                               (2002 to present).
                                           -   Senior Vice President, U.S.
                                               Trust Company (2001 to 2002).
                                           -   Executive Vice President,
                                               Resource Trust Company (1996 to
                                               2001).

Lisa J. Hartzell (59)      Treasurer       -   Manager of Mutual Fund                     N/A           N/A
                           since 1996          Services of the Investment
                                               Adviser.
                                           -   Vice President of the
                                               Investment Adviser (July 2004 to
                                               present).

                           POSITION(S)                                               NUMBER OF
                           HELD WITH THE                                             PORTFOLIOS IN  OTHER
                           FUND AND                                                  FUND COMPLEX   DIRECTORSHIPS
                           LENGTH OF TIME  PRINCIPAL OCCUPATION(S) DURING PAST FIVE  OVERSEEN BY    HELD BY
NAME (AGE) AND ADDRESS(1)  SERVED(2)       YEARS                                     DIRECTOR       TRUSTEE
-----------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED DIRECTORS

Charlton Dietz (74)        Board Chair     -   Retired Senior Vice                         2            N/A
30 Seventh Street East     since July          President, Legal Affairs and
Suite 3050                 2004;               General Counsel, 3M Company.
St. Paul, MN 55101         Director
                           since 1997

Norbert J. Conzemius (63)  Director        -   Retired Chief Executive                     2            N/A
                           since 2000          Officer, Road Rescue
                                               Incorporated

Charles M. Osborne (51)    Director        -   Chief Financial Officer (May                2            N/A
                           since 2001          2004 to present), Fair Isaac
                                               Corporation.
                                           -   Chief Financial Officer (2000
                                               to 2004), Vice President
                                               (2003 to 2004), University of
                                               Minnesota Foundation.
                                           -   Vice President and General
                                               Manager, MN (1999), Vice
                                               President Corporate Human
                                               Resources, IA (2000), McLeod
                                               USA/Ovation Communications.

                               INTERESTED DIRECTOR WHO IS NOT A PRINCIPAL OFFICER

Edward C. Stringer (69)    Director        -   Attorney (2002 to present),                 2            N/A
2200 IDS Center            since 2002          Briggs and Morgan, P.A.
80 South 8th Street                        -   Associate Justice, State of
Minneapolis, MN 55402                          Minnesota Supreme Court (1994
                                               to 2002).

(1) Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

(2) Each Director serves until elected at each annual meeting or until his successor is appointed. Each officer is elected annually.

                        MAIRS AND POWER GROWTH FUND, INC.

                               INVESTMENT ADVISER

                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101
                               Phone: 651-222-8478

             FOR ANY SHAREHOLDER INQUIRIES AND ACCOUNT INFORMATION,
                               CALL 1-800-304-7404

                                  OR WRITE TO:

                               (VIA REGULAR MAIL)
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P. O. Box 701
                            Milwaukee, WI 53201-0701

                         (VIA OVERNIGHT OR EXPRESS MAIL)
                       c/o U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

        For Fund literature and information, visit the Fund's website at:
                              www.mairsandpower.com

                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                Ernst & Young LLP
                                   Suite 1400
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

Item 2.       Code of Ethics.

              The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003. The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.       Audit Committee Financial Expert

              The registrant's Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant's Audit Committee, is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Mr. Osborne is "independent" under the standards set forth in Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services

                                                 (B)                        (D)
                YEAR ENDED         (A)          AUDIT-          (C)      ALL OTHER
               DECEMBER 31,    AUDIT FEES    RELATED FEES    TAX FEES       FEES
              --------------------------------------------------------------------
                   2003         $  26,200          None      $  3,638       None
                   2004         $  29,800      $  1,280      $  3,852       None

              (e)(1) The registrant's Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $5,000 for the fiscal year ending December 31, 2004.

              (e)(2) All of the services described in columns (b) through (d) in the table above that were provided on or after May 6, 2003, were approved in advance by the registrant's Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph
                     (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

              (f) Not applicable.

              (g) The aggregate fees for non-audit services rendered by the registrant's accountant to the registrant were $3,638 for the fiscal year ended December 31, 2003 and $3,852 for the fiscal year ended December 31, 2004. The aggregate fees for non-audit services rendered by the registrant's accountant to the registrant's investment adviser were $2,782 for the fiscal year ended December 31, 2003 and $3,103 for the fiscal year ended December 31, 2004.

              (h) The registrant's Audit Committee has considered whether the provision of non-audit services by the registrant's accountant to the registrant's investment adviser is compatible with maintaining the account's independence.

Item 5.       Audit Committee of Listed Registrant

              Not applicable to registrant.

Item 6.       Schedule of Investments

              Included in report to shareholders filed under Item 1 of this report.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

              Not applicable to registrant.

Item 8.       Portfolio Managers of Closed End Management Investment Companies.

              Not applicable to registrant.

Item 9.       Purchases of Equity Securities by Closed-End Management

              Not applicable to registrant.

Item 10.      Submission of Matters to a Vote of Security Holders.

              There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.      Controls and Procedures

              a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC's rules and forms.

              b) There was no change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.      Exhibits

              (a) (1) Code of Ethics

                      Mairs and Power Growth Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

                      Attached as Exhibit 12(a)(1) to this form.

                  (2) Certifications required by Rule 30a-2(a) under the
                      Investment Company Act of 1940.

                      Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

              (b)     Certifications required by 18 U.S.C. 1350.

                      Attached as exhibit 12(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)     MAIRS AND POWER GROWTH FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)

*       /s/ William B. Frels
--------------------------------------------------------------------------------
        WILLIAM B. FRELS, PRESIDENT


Date          March 18, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*       /s/ William B. Frels
--------------------------------------------------------------------------------
        WILLIAM B. FRELS, PRESIDENT
        (PRINCIPAL EXECUTIVE OFFICER)



Date          March 18, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)

*       /s/ Lisa J. Hartzell
--------------------------------------------------------------------------------
        LISA J. HARTZELL, TREASURER
        (PRINCIPAL FINANCIAL OFFICER)


Date          March 18, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.